As filed with the Securities and Exchange Commission on April 20, 2001

SCHEDULE 14A (Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant |X|
Filed by a party other than the Registrant | |
Check the appropriate box:
[_]	Preliminary Proxy Statement
[X]	Definitive Proxy Statement	[_]	Confidential, for Use of the Commission Only
[_]	Definitive Additional Materials		(as permitted by Rule 14a-6(e)(2))
[_]	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

DEBT STRATEGIES FUND, INC. MUNIVEST FUND, INC. MUNIVEST FUND II, INC. SENIOR HIGH INCOME PORTFOLIO, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

(Name of Registrant as Specified In Its Charter) same as above

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[_]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:
[_]	Fee paid previously with preliminary materials:
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1) Amount previously paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

DEBT STRATEGIES FUND, INC. MUNIVEST FUND, INC. MUNIVEST FUND II, INC. SENIOR HIGH INCOME PORTFOLIO, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

NOTICE OF 2001 ANNUAL MEETINGS OF STOCKHOLDERS

TO BE HELD ON MAY 24, 2001

T O THE STOCKHOLDERS OF
DEBT STRATEGIES FUND, INC. MUNIVEST FUND, INC. MUNIVEST FUND II, INC. SENIOR HIGH INCOME PORTFOLIO, INC. :

NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Stockholders (each a “Meeting” and collectively, the “Meetings”) of each of Debt Strategies Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc. and Senior High Income Portfolio, Inc. (each a “Fund” and, collectively, the “Funds”) will be held at the offices of Fund Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Thursday, May 24, 2001 at the time specified in Exhibit A for the following purposes:

(1) To elect a Board of Directors of each Fund to serve for the ensuing year; and
(2) To transact such other business as may properly come before the Meeting or any adjournment thereof.

Each Fund’s Board of Directors has fixed the close of business on March 29, 2001 as the record date for the determination of stockholders entitled to notice of and to vote at the applicable Fund’s Meeting or any adjournment thereof.

A complete list of the stockholders of each Fund entitled to vote at its Meeting will be available and open to the examination of any stockholder of that Fund for any purpose germane to the Meeting during ordinary business hours from and after May 10, 2001, at the offices of the Funds, 800 Scudders Mill Road, Plainsboro, New Jersey 08536. You are cordially invited to attend the Meeting. Stockholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors of each Fund.

If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Georgeson Shareholders Communication, at 17 State Street, New York, New York 10004 at (800) 372-0883.

By Order of the Boards of Directors

BRADLEY J. LUCIDO
Secretary of Debt Strategies Fund, Inc. and Senior High Income Portfolio, Inc.

JODI M. PINEDO
Secretary of MuniVest Fund, Inc. and MuniVest Fund II, Inc.

Plainsboro, New Jersey Dated: April 20, 2001

COMBINED PROXY STATEMENT

DEBT STRATEGIES FUND, INC. MUNIVEST FUND, INC. MUNIVEST FUND II, INC. SENIOR HIGH INCOME PORTFOLIO, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

2001 ANNUAL MEETINGS OF STOCKHOLDERS

May 24, 2001

INTRODUCTION

This Combined Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Directors of the above-listed funds (each, a “Fund” and, collectively, the “Funds”) to be voted at the 2001 Annual Meetings of Stockholders of each Fund, (each, a “Meeting” and collectively, the “Meetings”), to be held at the offices of Fund Asset Management, L.P. (“FAM”), 800 Scudders Mill Road, Plainsboro, New Jersey, on Thursday, May 24, 2001 at the time specified in Exhibit A hereto. The approximate mailing date of this Combined Proxy Statement is April 24, 2001.

All properly executed proxies received prior to the Meetings will be voted at the Meetings in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of the Board of Directors. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the applicable Fund at that Fund’s address indicated above or by voting in person at the Meeting.

The Board of Directors of each Fund has fixed the close of business on March 29, 2001 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the applicable Fund’s Meeting and at any adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, each Fund had outstanding the number of shares of common stock (“Common Stock”) and, in the case of MuniVest Fund, Inc. and MuniVest Fund II, Inc., shares of auction market preferred stock (“AMPS”), indicated in Exhibit A. To the knowledge of each Fund, as of the Record Date, no person is the beneficial owner of more than five percent of its outstanding Common Stock or, if applicable, AMPS, at such date.

The Board of Directors of each Fund knows of no business other than that mentioned in Item 1 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

The class of stockholders solicited and entitled to vote on the proposal is outlined in the following chart.

Item 1.
Fund	Class of Stockholders	Election of AMPS Directors	Election of Other Directors
Debt Strategies Fund, Inc.	Common Stock	N/A	Yes
MuniVest Fund, Inc.	AMPS	Yes	No
MuniVest Fund, Inc.	Common Stock	No	Yes
MuniVest Fund, II Inc.	AMPS	Yes	Yes
MuniVest Fund, II Inc.	Common Stock	No	Yes
Senior High Income Portfolio, Inc.	Common Stock	N/A	Yes

ITEM 1. ELECTION OF DIRECTORS

At the Meetings, the Board of Directors of each Fund will be elected to serve until the next Annual Meeting of Stockholders of that Fund and until their successors are elected and qualified. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) “for” the nominees listed on the proxy card. The nominees to be elected by each Fund and the vote required to elect such nominees appears in the following chart.

Fund	Nominees	Vote Required Assuming a Quorum is Present
MuniVest Fund, Inc.	To be Elected by Holders of AMPS, Voting Separately as a Class (“AMPS Directors”): Ronald W. Forbes(1)(2) Richard R. West(1)(2)	Affirmative vote of a plurality of the votes’ cast by the holders of AMPS represented at the Meeting and entitled to vote

To be Elected by Holders of
Common Stock, Voting
Separately as a Class:
Terry K. Glenn(1)*
Cynthia A. Montgomery(1)(2)
Charles C. Reilly(1)(2)
Kevin A. Ryan(1)(2)
Roscoe S. Suddarth(1)(2)
	Edward D. Zinbarg(1)(2)	Affirmative vote of a plurality of the votes’ cast by the holders of AMPS and Common Stock represented at the Meeting and entitled to vote

2

Fund	Nominees	Vote Required Assuming a Quorum is Present
MuniVest Fund II, Inc.	To be Elected by Holders of AMPS, Voting Separately as a Class (“AMPS Directors”): Ronald W. Forbes(1)(2) Richard R. West(1)(2)	Affirmative vote of a plurality of the votes’ cast by the holders of AMPS represented at the Meeting and entitled to vote

To be Elected by Holders of AMPS Common Stock,
Voting Together as a Single Class:
Terry K. Glenn(1)*
Cynthia A. Montgomery(1)(2)
Charles C. Reilly(1)(2)
Kevin A. Ryan(1)(2)
Roscoe S. Suddarth(1)(2)
	Edward D. Zinbarg(1)(2)	Affirmative vote of a plurality of the votes’ cast by the holders of AMPS and Common Stock represented at the Meeting and entitled to vote

Debt Strategies Fund, Inc. Senior High Income Portfolio, Inc.	To be Elected by Holders of
Common Stock:
Ronald W. Forbes(1)(2)
Terry K. Glenn(1)*
Cynthia A. Montgomery(1)(2)
Charles C. Reilly(1)(2)
Kevin A. Ryan(1)(2)
Roscoe S. Suddarth(1)(2)
Richard R. West(1)(2)
	Edward D. Zinbarg(1)(2)	Affirmative vote of a plurality of the votes’ cast by the holders of Common Stock represented at the Meeting and entitled to vote

(1)	Each of the nominees is a director, trustee or member of an advisory board of one or more additional investment companies for which FAM, Merrill Lynch Investment Managers, L.P., or their affiliates act as investment adviser.
(2)	Member of Audit Committee of the Board of Directors.
*	Interested person, as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), of each of the Funds.
†	“Plurality of the votes” means the candidate must receive more votes than any other candidate for the same position, but not necessarily a majority of the votes cast.

The Board of Directors of each Fund knows of no reason why any of the nominees listed in the chart above will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board of Directors for such Fund may recommend.

3

Certain information concerning the nominees, including their addresses, biographies and ages, is set forth in Exhibit A.

Committee Report. The Board of Directors of each Fund has a standing Audit Committee (the “Committee”), which consists of Directors who are not “interested persons” of the Fund within the meaning of the Investment Company Act and who are “independent” as defined in the New York Stock Exchange and, with respect to MuniVest Fund, Inc., American Stock Exchange listing standards. Currently, Messrs. Forbes, Reilly, Ryan, Suddarth, West and Zinbarg and Ms. Montgomery are members of the Committee. The principal responsibilities of the Committee are to: (i) recommend to the Board of Directors the selection, retention or termination of the Fund’s independent auditors; (ii) review with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discuss with the independent auditors certain matters relating to the Fund’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) ensure that the independent auditors submit on a periodic basis a formal written statement with respect to their independence, discuss with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund’s independent auditors and recommend that the Board of Directors take appropriate action in response thereto to satisfy itself of the independent auditors’ independence; and (v) consider the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies and practices and internal controls. Each Fund adopted an Audit Committee Charter at a meeting held on April 5, 2001, a copy of which is attached to this Combined Proxy Statement as Exhibit B. Each Fund’s Committee also has (a) received written disclosures and the letter required by Independence Standards Board Standard No. 1 from Deloitte & Touche LLP (“D&T”), independent auditors for each Fund, and (b) discussed certain matters required to be discussed by Statements on Auditing Standards No. 61 with D&T. Each Fund’s Committee has considered whether the provision of non-audit services by the Fund’s independent auditors is compatible with maintaining the independence of those auditors.

At meetings held on April 4, 2001, each Fund’s Committee reviewed and discussed the audit of each Fund’s financial statements with Fund management and D&T. No material concerns arose during the course of the audit and the preparation of the audited financial statements mailed to stockholders and included in each Fund’s Annual Report. Based on these reviews and discussions, the Committee recommended to the Board that each Fund’s audited financial statements be included in that Fund’s Annual Report to Stockholders.

In addition to the above, each Fund’s Committee also reviews and nominates candidates to serve as non-interested Directors. The Committee generally will not consider nominees recommended by stockholders of a Fund. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties.

Committee and Board Meetings. During each Fund’s last fiscal year, each of the Directors then in office attended at least 75% of the aggregate of the total number of meetings of the Board held during the fiscal year and, if a member, the total number of meetings of the Committee held during the period for which he or she served. See Exhibit A for further information about Committee and Board meetings.

4

Compliance with Section 16(a) of the Securities Exchange Act of 1934. Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the officers and Directors of each Fund and persons who own more than ten percent of a registered class of the Fund’s equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the “SEC”) and either the New York Stock Exchange (in the case of Debt Strategies Fund, Inc., MuniVest Fund II, Inc. and Senior High Income Portfolio, Inc.) or the American Stock Exchange (in the case of MuniVest Fund, Inc.). Officers, Directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

Based solely on each Fund’s review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that such persons were not required to file Form 5 with respect to the most recent fiscal year, each Fund believes that all of its officers, Directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act (i.e., any advisory board member, investment adviser or affiliated person of the Fund’s investment adviser) have complied with all filing requirements applicable to them with respect to transactions during the Fund’s most recent fiscal year, except that Ms. Pinedo inadvertently made a late Form 3 filing to disclose her election as Secretary of MuniVest Fund Inc. and MuniVest Fund II, Inc.

Interested Persons. Each Fund considers Mr. Glenn to be an “interested person” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act because of the positions he holds or has held with FAM and its affiliates and/or due to his ownership of securities issued by Merrill Lynch & Co., Inc. (“ML & Co.”). Mr. Glenn is the President of each Fund.

Compensation of Directors. FAM, the investment adviser of each Fund, pays all compensation to all officers of each Fund and all Directors of each Fund who are affiliated with ML & Co. or its affiliates. Each Fund pays each Director not affiliated with FAM (each, a “non-affiliated Director”) an annual fee plus a fee for each meeting attended, and each Fund also pays each member of its Committee, which consists of all of the non-affiliated Directors presently in office, an annual fee, together with such Director’s out-of-pocket expenses relating to attendance at such meetings. The Co-Chairmen of each Fund’s Committee receive an additional annual fee. Information with respect to the aggregate fees and expenses paid by each Fund to its non-affiliated Directors during each Fund’s most recently completed fiscal year is set forth in Exhibit A.

Officers of the Funds. Information regarding the officers of each Fund is set forth in Exhibit A. Officers of the Funds are elected and appointed by the Board and hold office until they resign, are removed or are otherwise disqualified to serve.

5

Stock Ownership. As of the Record Date, none of the nominees held shares of the Funds except as set forth below: Nominee Fund No. of Shares Held*

Nominee	Fund	No. of Shares Held*
Ronald W. Forbes	Debt Strategies Fund, Inc.— Common Stock	177	**
	MuniVest Fund, Inc.— Common Stock	1,031	**
	MuniVest Fund II, Inc.— Common Stock	588	**
	Senior High Income Portfolio, Inc. — Common Stock	533	**

Kevin A. Ryan	Debt Strategies Fund, Inc..— Common Stock	5,610	**
	Senior High Income Portfolio, Inc.— Common Stock	10,497	**

Richard R. West	Debt Strategies Fund, Inc.— Common Stock	9,238	**

*	Rounded to the whole share.
**	Represents less than 1/10 of 1% of the shares outstanding.

At the Record Date, the Directors and officers of each of MuniVest Fund, Inc. and MuniVest Fund II, Inc. as a group (14 persons) and of each of Debt Strategies Fund, Inc. and Senior High Income Portfolio, Inc. as a group (13 persons) owned an aggregate of less than 1% of the Common Stock of the applicable Fund outstanding at such date and owned none of the AMPS outstanding as of such date. At such date, Mr. Glenn, a Director and officer of each Fund, and the other officers of each Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

ADDITIONAL INFORMATION

Expenses and Methods of Proxy Solicitation

The expenses of preparation, printing and mailing of the enclosed forms of proxy and accompanying Notice and Combined Proxy Statement will be borne by the Funds in proportion to their relative net assets. The Funds will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Funds.

In order to obtain the necessary quorum at each Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. A quorum for purposes of each Meeting consists of a majority of the shares of each class entitled to vote at the Meeting, present in person or by proxy. If, by the time scheduled for the Meetings, a quorum of the stockholders is not present or if a quorum is present but sufficient votes to allow action on the proposals are not received from the stockholders, the persons named as proxies may propose one or more adjournments of the Meetings to permit further solicitation of proxies from stockholders. Any such adjournment will require the affirmative vote of a majority of the shares of the Fund present in person or by proxy and entitled to vote at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable and in the interests of the Fund’s stockholders. The Funds have retained Georgeson Shareholder Communications 17 State Street, New York, New York 10004, to assist in the solicitation of proxies at a cost to each Fund of approximately $3,500 plus out of pocket expenses, which are estimated to be $500 per Fund.

6

Broker Non-Votes and Abstentions

All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meetings in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted “FOR” the Director nominees. With respect to the vote required on Item 1. “Election of Directors,” see Item 1. “Election of Directors.”

Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), holding shares of each Fund in “street name” for the benefit of their customers and clients, will request the instructions of such customers and clients on how to vote their shares on the Item before the Meeting. The Funds understand that, under the rules of the American Stock Exchange and the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The Funds will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of stockholders of each Fund exists. Proxies that are returned to a Fund but that are marked “abstain” or on which a broker-dealer has declined to vote on any proposal (“broker non-votes”) will be counted as present for the purposes of determining a quorum. MLPF&S has advised each Fund that it intends to vote shares held in its name for which no instructions are received, except as limited by agreement or applicable law, on Item 1 in the same proportion as the votes received from beneficial owners of those shares for which instructions have been received, whether or not held in nominee name. Abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will not have an effect on the vote on Item 1.

Other Matters

Management knows of no other matters to be presented at the Meetings. However, if other matters are presented for a vote at the meeting or any adjournments thereof, the proxy holders will vote the common stock and AMPS represented by properly executed proxies according to their judgment on those matters.

Independent Auditor’s Fees

The following table sets forth the aggregate fees paid to the independent auditors for each Fund’s most recent fiscal year for professional services rendered for: (i) the audit of the Funds’ annual financial statements and the review of financial statements included in the Funds’ reports to Stockholders; (ii) financial information systems design and implementation services provided to the Fund, its investment adviser and entities controlling, controlled by or under common control with the investment adviser that provide services to the Fund; and (iii) all other non-audit services provided to the Fund, its investment adviser, and entities controlling, controlled by or under common control with the investment adviser that provide services to the Fund. The Committee of each Fund has determined that the provision of information technology services under clause (ii) and the provision of non-audit services under clause (iii) are compatible with maintaining the independence of the independent auditors.

7

Fund	Independent Auditors	Audit Fees Charged to the Fund	Other Fees*	Fiscal Year
Debt Strategies Fund, Inc.	D&T	$49,900	$3,444,400	February 28, 2001
MuniVest Fund, Inc.	D&T	$33,500	$3,421,300	August 31, 2000
MuniVest Fund II, Inc.	D&T	$29,600	$3,421,300	October 31, 2000
Senior High Income Portfolio, Inc.	D&T	$42,400	$3,423,900	February28, 2001

*	$3,396,800 of these other non-audit services relate to all funds managed by FAM/MLIM.

Address of Investment Adviser

The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Annual Report Delivery

Each Fund will furnish, without charge, a copy of its annual report for the Fund’s last fiscal year and a copy of its most recent semi-annual report to any stockholder upon request. Such requests should be directed to the applicable Fund, P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Fund Secretary or to 1-800-MER-FUND.

Stockholder Proposals

If a stockholder of any Fund intends to present a proposal at the 2002 Annual Meeting of Stockholders of such Fund, all of which are anticipated to be held in May 2002, and desires to have the proposal included in the Fund’s proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the appropriate Fund by December 15, 2001. Any stockholder of a Fund who desires to bring a proposal at the Fund’s 2002 Annual Meeting of Stockholders without including such proposal in the Fund’s proxy statement must deliver written notice thereof to the Secretary of the respective Fund (addressed to 800 Scudders Mill Road, Plainsboro, New Jersey 08536) by December 1, 2001.

By Order of the Boards of Directors

BRADLEY J. LUCIDO
Secretary of Debt Strategies Fund, Inc. and Senior High Income Portfolio, Inc.

JODI M. PINEDO
Secretary of MuniVest Fund, Inc. and MuniVest Fund II, Inc.

Dated: April 20, 2001

8

EXHIBIT A

INFORMATION PERTAINING TO EACH FUND

• General Information Pertaining to the Funds

Fund	Defined Term Used in Exhibit A	Fiscal Year End	State of Organization	Meeting Time
Debt Strategies Fund, Inc.	DS	2/28	MD	9:00 a.m.
MuniVest Fund, Inc.	MV	8/31	MD	9:40 a.m.
MuniVest Fund II, Inc.	MVII	10/31	MD	10:00 a.m.
Senior High Income Portfolio, Inc.	SHIP	2/28	MD	9:20 a.m.

	Shares of Capital Stock Outstanding as of the Record Date
Fund	Common Stock	AMPS
DS	101,450,334	N/A
MV	61,346,288	11,000
MVII	19,907,055	5,400
SHIP	53,937,259	N/A

• Information Pertaining to Directors

Name and Address	Age	Principal Occupation During Past Five Years and Public Directorships
Ronald W. Forbes(1)(2) 1400 Washington Avenue Albany, New York 12222	60	Professor of Finance, School of Business, State
University of New York at Albany from 1989 to 2000
and Professor Emeritus thereof since 2000;
International Consultant, Urban Institute,
Washington, D.C. from 1995 to 1999.

Terry K. Glenn(1)* P. O. Box 9011 Princeton, New Jersey 08543-9011	60	Executive Vice President of Fund Asset
Management, L.P. (“FAM”) and Merrill Lynch
Investment Managers, L.P. (“MLIM”) (the terms
FAM and MLIM, as used herein, include their
corporate predecessors) since 1983; Executive
Vice President and Director of Princeton Services, Inc.
(“Princeton Services”) since 1993; President of FAM
Distributors, Inc. since 1986 and Director thereof
since 1991; President of Princeton
Administrators, L.P. since 1988; Director of Financial
Data Services, Inc. since 1985.

A-1

Name and Address	Age	Principal Occupation During Past Five Years and Public Directorships
Cynthia A. Montgomery(1)(2) Harvard Business School Soldiers Field Road Boston, Massachusetts 02163	48	Professor, Harvard Business School since 1989;
Associate Professor, J.L. Kellogg Graduate School
of Management, Northwestern University from
1985 to 1989; Assistant Professor, Graduate School
of Business Administration, The University of
Michigan from 1979 to 1985; Director,
UnumProvident Corporation since 1990
and Director, NewellRubbermaid since 1995.

Charles C. Reilly(1)(2) 9 Hampton Harbor Road Hampton Bays, New York 11946	69	Self-employed financial consultant since 1990;
President and Chief Investment Officer of Verus
Capital, Inc. from 1979 to 1990; Senior Vice
President of Arnhold and S. Bleichroeder, Inc.
from 1973 to 1990; Adjunct Professor, Columbia
University Graduate School of Business from 1990
to 1991; Adjunct Professor, Wharton School, The
University of Pennsylvania from 1989 to 1990;
Partner, Small Cities Cable Television from 1986
to 1997.

Kevin A. Ryan(1)(2) 127Commonwealth Avenue Chestnut Hill, Massachusetts 02467	68	Founder and currently Director Emeritus of The
Boston University Center for the Advancement of
Ethics and Character and Director thereof from
1989 to 1999; Professor from 1982 to 1999 and
currently Professor Emeritus of Education at
Boston University; formerly taught on the faculties
of The University of Chicago, Stanford University
and Ohio State University.

Roscoe S. Suddarth(1)(2) 1761 N. Street NW Washington, D.C. 20036-1141	65	President, Middle East Institute, since 1995;
Foreign Service Officer, United States Foreign
Service, from 1961 to 1995: Career Minister, from
1989 to 1995; Deputy Inspector General, U.S.
Department of State, from 1991 to 1994; U.S.
Ambassador to the Hashemite Kingdom of Jordan,
from 1987 to 1990.

Richard R. West(1)(2) Box 604 Genoa, Nevada 89411	63	Professor of Finance since 1984, Dean from 1984
to 1993, and currently Dean Emeritus of New York
University, Leonard N. Stern School of Business
Administration; Director of Bowne & Co., Inc.,
Vornado Realty Trust, Inc., Vornado Operating
Company and Alexander’s Inc.

A-2

Name and Address	Age	Principal Occupation During Past Five Years and Public Directorships
Edward D. Zinbarg(1)(2) 5 Hardwell Road Short Hills, New Jersey 07078-2117	66	Self-employed financial consultant since 1994;
Executive Vice President of The Prudential
Insurance Company of America from 1988 to 1994;
former Director of Prudential Reinsurance Company
and former Trustee of the Prudential Foundation.

(1)	Each of the nominees is a director, trustee or member of an advisory board of one or more additional investment companies for which FAM, MLIM or their affiliates act as investment adviser.
(2)	Member of Audit Committee of the Board of Directors.
*	Interested person, as defined in the Investment Company Act of 1940, as amended, of each of the Funds.

	Year in Which Each Nominee of Each Fund Became a Member of the Board of Directors
Fund	Forbes	Glenn	Montgomery	Reilly	Ryan	Suddarth	West	Zinbarg
DS	1997	1999	1997	1997	1997	2000	1997	2000
MV	1988	1999	1993	1990	1992	2000	1988	2000
MVII	1993	1999	1993	1993	1993	2000	1993	2000
SHIP	1993	1999	1993	1993	1993	2000	1993	2000

Set forth in the table below is information regarding Board and Audit Committee meetings held and the aggregate fees and expenses paid by each Fund to non-affiliated Directors during each Fund’s most recently completed fiscal year.

	Board			Audit Committee
Fund	# Meetings Held*	Annual Fee ($)	Per Meeting Fee ($)	# Meetings Held*	Annual Fee ($)**	Per Meeting Fee ($)***	Aggregate Fees and Expenses($)
DS	5	3,000	300	4	900	N/A	27,003
MV	5	2,000	200	4	800	N/A	22,288
MVII	5	2,000	200	4	800	N/A	23,854
SHIP	5	3,000	300	4	900	N/A	27,058

*	Includes meetings held via teleconferencing equipment. The fee is payable for each meeting attended in person. A fee is not paid for telephonic meetings.
**	The Co-Chairmen of the Audit Committee are each paid an additional fee of $500 per year for each Fund.
***	Audit Committee members are not paid additional compensation for Committee meetings.

Set forth in the table below is information regarding compensation paid by each Fund to the non-affiliated Directors during each Fund’s most recently completed fiscal year.

	Compensation Paid by Each Fund ($)*
Fund	Forbes	Montgomery	Reilly	Ryan	Suddarth	West	Zinbarg
DS**	6,100†	5,400	5,400	5,400	1,300	5,400	1,300
MV**	3,800	3,800	4,800†	3,800	900	3,800	900
MVII**	3,800	3,800	4,800†	3,800	1,567	3,800	1,567
SHIP**	6,400†	5,400	5,400	5,400	3,200	5,400	3,200

*	No pension or retirement benefits are accrued as part of Fund expenses.
**	These fees include additional compensation paid in connection with a Special Meeting of the Board of Directors held on April 25, 2000.
†	Includes an additional fee of $1,000 for serving as the Chairman of the Audit Committee.

A-3

Set forth in the table below is information regarding the aggregate compensation paid by all registered investment companies advised by FAM and its affiliate, MLIM (“FAM/MLIM Advised Funds”), including the Funds, to the non-affiliated Directors for the year ended December 31, 2000:

Name of Director	Aggregate Compensation Paid to Director by FAM/MLIM Advised Funds ($)(1)
Ronald W. Forbes	295,008
Cynthia A. Montgomery	264,008
Charles C. Reilly	352,050
Kevin A. Ryan	264,008
Roscoe S. Suddarth	193,977
Richard R. West	373,000
Edward D. Zinbarg	242,435

(1)	The Directors serve on the boards of FAM/MLIM-advised funds as follows: Mr. Forbes (52 registered investment companies consisting of 58 portfolios); Ms. Montgomery (52 registered investment companies consisting of 58 portfolios); Mr. Reilly (52 registered investment companies consisting of 58 portfolios); Mr. Ryan (52 registered investment companies consisting of 58 portfolios); Mr. Suddarth (46 registered investment companies consisting of 43 portfolios); Mr. West (67 registered investment companies consisting of 72 portfolios); and Mr. Zinbarg (46 registered investment companies consisting of 43 portfolios).

• Information Pertaining to Officers

Set forth below are the names of the officers of each of the Funds, certain biographical data and the year in which they were first elected to their respective offices.

Name and Biography	Age	Office	DS	MV	MVII	SHIP
Terry K. Glenn Executive Vice President of MLIM and FAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of Princeton Funds Distributor, Inc. (“PFD”) since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.	60	President	1997*	1988*	1993*	1993*

Vincent R. Giordano Senior Vice President of FAM and MLIM since 1984; Portfolio Manager of FAM and MLIM since 1977; Senior Vice President of Princeton Services since 1993.	56	Senior Vice President	—	1988	1993	—

Donald C. Burke First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of FAM Distributors, Inc. since 1999; Vice President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM since 1990.	40	Vice President Treasurer	1997 1999	1993 1999	1993 1999	1993 1999

A-4

Name and Biography	Age	Office	DS	MV	MVII	SHIP
Kenneth A. Jacob First Vice President of MLIM and FAM since 1997; Vice President of MLIM from 1984 to 1997.	49	Vice President	—	1988	1993	—

Kevin Booth Director of MLIM since 1998; Vice President of MLIM since 1991.	46	Vice President	2001	—	—	2001

Joseph P. Matteo Director of MLIM since 2001; Vice President of MLIM since 1997; Vice President at The Bank of New York from 1994 to 1997.	37	Vice President	2001	—	—	2001

Fred K. Stuebe Vice President of MLIM since 1989.	49	Vice President	—	1989	1993	—

Bradley J. Lucido Vice President of MLIM since 1999; attorney with MLIM since 1995; attorney in private practice from 1991 to 1995.	34	Secretary	1999	—	—	1999

Jodi M. Pinedo Vice President of MLIM since 2000; Attorney with MLIM since 1999; Senior Paralegal for MLIM from 1998 to 1999; Senior Legal Specialist for Merrill Lynch, Pierce, Fenner & Smith Incorporated from 1996 to 1998.	30	Secretary	—	2000	2000	—

*	Mr. Glenn was elected President of each Fund in 1999. Prior to that he served as Executive Vice President of each Fund.

A-5

EXHIBIT B

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS/TRUSTEES FOR EXCHANGE LISTED FUNDS

Although each investment company audit committee also serves as a nominating committee, the following charter pertains only to each audit and nominating committee’s duties as an audit committee. The Board of Directors/Trustees of each investment company listed on Appendix A hereto, has adopted the following audit committee charter:

I.	Composition of the Audit Committee

The Audit Committee shall be composed of at least three Directors/Trustees:

(a)	each of whom shall not be an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended;

(b)	each of whom shall not have any relationship to the Fund that may interfere with the exercise of their independence from Fund management and the Fund;

(c)	each of whom shall otherwise satisfy the applicable independence requirements for any stock exchange or market quotation system on which Fund shares are listed or quoted;

(d)	each of whom shall be financially literate, as such qualification is interpreted by the Board of Directors/Trustees in its business judgment, or shall become financially literate within a reasonable period of time after his or her appointment to the Audit Committee; and

(e)	at least one of whom shall have accounting or related financial management expertise as the Board of Directors/Trustees interprets such qualification in its business judgment.

II.	Purposes of the Audit Committee

The purposes of the Audit Committee are to assist the Board of Directors/Trustees:

(a)	in its oversight of the Fund’s accounting and financial reporting policies and practices, the Fund’s internal audit controls and procedures and, as appropriate, the internal audit controls and procedures of certain of the Fund’s service providers;

(b)	in its oversight of the Fund’s financial statements and the independent audit thereof; and

(c)	in acting as a liaison between the Fund’s independent accountants and the Board of Directors/Trustees.

The function of the Audit Committee is oversight. Fund management is responsible for maintaining appropriate systems for accounting. The independent accountants of the Fund are responsible for conducting a proper audit of the Fund’s financial statements.

B-1

III.	Responsibilities and Duties of the Audit Committee

The policies and procedures of the Audit Committee shall remain flexible to facilitate its ability to react to changing conditions and to generally discharge its functions. The following listed responsibilities describe areas of attention in broad terms.

To carry out its purposes, the Audit Committee shall have the following responsibilities and duties:

(a)	to recommend the selection, retention or termination of the Fund’s independent accountants based on an evaluation of their independence and the nature and performance of audit services and other services;

(b)	to ensure that the independent accountants for the Fund submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between such independent accountants and the Fund, consistent with Independence Standards Board Standard No. 1, and actively engage in a dialogue with the independent accountants for the Fund with respect to any disclosed relationships or services that may impact the objectivity and independence of such independent accountants and, if deemed appropriate by the Audit Committee, to recommend that the Board of Directors/Trustees take appropriate action in response to the report of such independent accountants to satisfy itself of the independence of such independent accountants;

(c)	to receive specific representations from the independent accountants with respect to their independence and to consider whether the provision of any disclosed non-audit services by the independent accountants is compatible with maintaining the independence of those accountants;

(d)	to review the fees charged by independent accountants for audit and other services;

(e)	to review with the independent accountants arrangements for annual audits and special audits and the scope thereof;

(f)	to discuss with the independent accountants those matters required by SAS No. 61 and SAS No. 90 relating to the Fund’s financial statements, including, without limitation, any adjustment to such financial statements recommended by such independent accountants, or any other results of any audit;

(g)	to consider with the independent accountants their comments with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies, practices and internal controls and management’s responses thereto, including, without limitation, the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the independent accountants;

(h)	to report to the Board of Directors/Trustees regularly with respect to the Audit Committee’s activities and to make any recommendations it believes necessary or appropriate with respect to the Fund’s accounting and financial reporting policies, practices and the Fund’s internal controls;

(i)	to review and reassess the adequacy of this Charter on an annual basis and recommend any changes to the Board of Directors/Trustees;

(j)	to review legal and regulatory matters presented by counsel and the independent accountants for the Fund that may have a material impact on the Fund’s financial statements;

B-2

(k)	to cause to be prepared and to review and submit any report, including any recommendation of the Audit Committee, required to be included in the Fund’s annual proxy statement by the rules of the Securities and Exchange Commission;

(l)	to assist the Fund, if necessary, in preparing any written affirmation or written certification required to be filed with any stock exchange on which Fund shares are listed; and

(m)	to perform such other functions consistent with this Charter, the Fund’s By-laws and governing law, as the Audit Committee or the Board of Directors/Trustees deems necessary or appropriate.

In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Fund and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the field of accounting or auditing. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations inside and outside the Fund from which the Audit Committee receives information and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which actual knowledge shall be promptly reported to the Board of Directors/Trustees).

The independent accountants for the Fund are ultimately accountable to the Board of Directors/Trustees and the Audit Committee. The Board of Directors/Trustees and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants for the Fund (or to nominate the independent accountants to be proposed for shareholder approval in the proxy statement).

IV.	Meetings

The Audit Committee shall meet at least once annually with the independent accountants (outside the presence of Fund management) and at least once annually with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Audit Committee shall hold special meetings at such times as the Audit Committee believes appropriate. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.

V.	Outside Resources and Assistance from Fund Management

The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Audit Committee may request. The Audit Committee shall have the power and authority to take all action it believes necessary or appropriate to discharge its responsibilities, including the authority to retain at the expense of the Fund their own counsel and other experts and consultants whose expertise would be considered helpful to the Audit Committee.

Dated: April 5, 2001

B-3

Appendix A

Debt Strategies Fund, Inc.
Mercury Senior Floating Rate Fund, Inc.
Merrill Lynch Senior Floating Rate Fund, Inc.
Merrill Lynch Senior Floating Rate Fund II, Inc.
Merrill Lynch High Income Municipal Bond Fund, Inc.
Merrill Lynch Municipal Strategy Fund, Inc.
MuniHoldings Fund, Inc.
MuniHoldings Fund II, Inc.
MuniHoldings Florida Insured Fund
MuniHoldings Insured Fund, Inc.
MuniHoldings New Jersey Insured Fund, Inc.
MuniHoldings New York Insured Fund, Inc.
MuniVest Fund, Inc.
MuniVest Fund II, Inc.
Senior High Income Portfolio, Inc.

B-4

COMMON STOCK

MUNIVEST FUND II, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

     The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Jodi M. Pinedo as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Common Stock of MuniVest Fund II, Inc. (the “Fund”) held of record by the undersigned on March 29, 2001 at the Annual Meeting of Stockholders of the Fund to be held on
May 24, 2001 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes | | or |X| in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) | |	WITHHOLD AUTHORITY to vote for all nominees listed below | |

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
Terry K. Glenn, Cynthia A. Montgomery, Charles C. Reilly, Kevin A. Ryan, Roscoe S. Suddarth and Edward D. Zinbarg

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ________________________________________________, 2001

X_________________________________________________________
                     Signature

X_________________________________________________________
                     Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

AUCTION MARKET PREFERRED STOCK

MUNIVEST FUND II, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

     The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Jodi M. Pinedo as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniVest Fund II, Inc. (the “Fund”) held of record by the undersigned on March 29, 2001 at the Annual Meeting of Stockholders of the Fund to be held on May 24, 2001 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes | | or |X| in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) | |	WITHHOLD AUTHORITY to vote for all nominees listed below | |

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
Ronald W. Forbes, Terry K. Glenn, Cynthia A. Montgomery, Charles C. Reilly, Kevin A. Ryan, Roscoe S. Suddarth, Richard R. West and Edward D. Zinbarg.

2.

In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

If the undersigned is a broker-dealer, it hereby instructs the proxies, pursuant to Rule 452 of the New York Stock Exchange, to vote any uninstructed Auction Market Preferred Stock, in the same proportion as votes cast by holders of Auction Market Preferred Stock, who have responded to this proxy solicitation.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ________________________________________________, 2001

X_________________________________________________________
                     Signature

X_________________________________________________________
                     Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

COMMON STOCK

MUNIVEST FUND, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Jodi M. Pinedo as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Common Stock of MuniVest Fund, Inc. (the “Fund”) held of record by the undersigned on March 29, 2001 at the Annual Meeting of Stockholders of the Fund to be held on May 24, 2001 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes | | or |X| in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) | |	WITHHOLD AUTHORITY to vote for all nominees listed below | |

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
Terry K. Glenn, Cynthia A. Montgomery, Charles C. Reilly, Kevin A. Ryan, Roscoe S. Suddarth and Edward D. Zinbarg

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ________________________________________________, 2001

X_________________________________________________________
                     Signature

X_________________________________________________________
                     Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

AUCTION MARKET PREFERRED STOCK

MUNIVEST FUND, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

     The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Jodi M. Pinedo as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniVest Fund, Inc. (the “Fund”) held of record by the undersigned on March 29, 2001 at the Annual Meeting of Stockholders of the Fund to be held on May 24, 2001 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes | | or |X| in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) | |	WITHHOLD AUTHORITY to vote for all nominees listed below | |

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.) Ronald W. Forbes and Richard R. West

2.

In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

If the undersigned is a broker-dealer, it hereby instructs the proxies, pursuant to Rule 452 of the New York Stock Exchange, to vote any uninstructed Auction Market Preferred Stock, in the same proportion as votes cast by holders of Auction Market Preferred Stock, who have responded to this proxy solicitation.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ________________________________________________, 2001

X_________________________________________________________
                     Signature

X_________________________________________________________
                     Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

COMMON STOCK

DEBT STRATEGIES FUND, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Bradley J. Lucido as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Common Stock of Debt Strategies Fund, Inc. (the “Fund”) held of record by the undersigned on March 29, 2001 at the Annual Meeting of Stockholders of the Fund to be held on May 24, 2001 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes | | or |X| in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) | |	WITHHOLD AUTHORITY to vote for all nominees listed below | |

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
Ronald W. Forbes, Terry K. Glenn, Cynthia A. Montgomery, Charles C. Reilly, Kevin A. Ryan, Roscoe S. Suddarth, Richard R. West and Edward D. Zinbarg

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ________________________________________________, 2001

X_________________________________________________________
                     Signature

X_________________________________________________________
                     Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

COMMON STOCK

SENIOR HIGH INCOME PORTFOLIO, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Bradley J. Lucido as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Common Stock of Senior High Income Portfolio, Inc. (the “Fund”) held of record by the undersigned on March 29, 2001 at the Annual Meeting of Stockholders of the Fund to be held on May 24, 2001 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes | | or |X| in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) | |	WITHHOLD AUTHORITY to vote for all nominees listed below | |

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
Ronald W. Forbes, Terry K. Glenn, Cynthia A. Montgomery, Charles C. Reilly, Kevin A. Ryan, Roscoe S. Suddarth, Richard R. West and Edward D. Zinbarg

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ________________________________________________, 2001

X_________________________________________________________
                     Signature

X_________________________________________________________
                     Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.